United
                    Vanguard
                    Fund, Inc.

                    SEMIANNUAL
                    REPORT
                    ---------------------------------------
                    For the six months ended March 31, 1997

This report is submitted for the general information of the shareholders of United Vanguard Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Vanguard Fund, Inc. current prospectus.

PRESIDENT'S LETTER
MARCH 31, 1997



Dear Shareholder:

     As President of your Fund, I would like to thank you for your continued confidence in our products and services. Our goal to provide the best service possible to our shareholders has not changed since we opened our doors nearly 60 years ago. Waddell & Reed's team of professionals, including the Fund's manager, our customer service representatives and your personal account representative continue to strive to meet your financial needs.

     Waddell & Reed plays a special role in the investment industry. We take pride in being one of the few financial services firms committed to locally based account representatives who provide the personal service you need. When you're ready to evaluate your financial plan to keep up with life's changes, or to find an answer to a financial question that you may have, your representative is ready to assist you--when you need it. He or she is available to help you plan for your retirement, fund a child's education or make plans for other long-term financial goals.

     All of us are committed to helping you meet the financial goals that are important to you. This is accomplished by our offering investment products to meet a variety of personal financial objectives, along with the personal service to make the investment process more convenient and accessible.

     We want to continue to meet your financial needs for many years to come. Should you have any questions about your account or other financial issues that are important to you, contact your personal account representative or your local Waddell & Reed office. They're ready to help you make the most of your financial future.

Respectfully,
Keith A. Tucker
President

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United Vanguard Fund, Inc.

PORTFOLIO STRATEGY:
Common stock of companies  OBJECTIVE:   Appreciation of
thought to have superior                capital.
prospects for growth and/or
other unique investment     STRATEGY:   Invests in securities
characteristics                         primarily issued by
                                        companies believed to
May invest in Foreign                   have the potential for
Securities                              appreciation in
                                        value and seeks to
Cash Reserves                           achieve proper timing of purchases and
                                        sales relative to market conditions.
                                        (May purchase securities subject to
                                        repurchase agreements.  May invest in
                                        certain options and futures.)

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the Vanguard Fund from time to time.

                                        Moving into cash reserve positions at
                                        times thought to be near a major stock
                                        market peak allows the Fund the
                                        opportunity to capture profits and
                                        attempts to cushion the impact of market declines. The added flexibility provided by our CASH RESERVES STRATEGY has from time to time been an important element in our past success and, when deemed appropriate, may be used in the management of the portfolio in the future.

                             FOUNDED:   1969

        SCHEDULED DIVIDEND FREQUENCY:   SEMIANNUALLY (June and December)

PERFORMANCE SUMMARY -- Class A Shares

          PER SHARE DATA
For the Six Months Ended March 31, 1997
---------------------------------------
DIVIDEND PAID                   $0.04
                                =====

CAPITAL GAINS DISTRIBUTION      $1.36
                                =====

NET ASSET VALUE ON
   3/31/97    $7.58 adjusted to:$8.94 (A)
   9/30/96                       8.77
                                -----
CHANGE PER SHARE                $0.17
                                =====

(A)This number includes the capital gains distribution of $1.36 paid in December 1996 added to the actual net asset value on March 31, 1997.


Past performance is not necessarily indicative of future results.

                              TOTAL RETURN HISTORY

                                          Average Annual Total Return
                                          ---------------------------
                                             With           Without
Period                                   Sales Load*      Sales Load**
------                                   -----------      ------------
1-year period ended 3-31-97                      0.96%          7.12%
5-year period ended 3-31-97                     10.86%         12.18%
10-year period ended 3-31-97                     9.22%          9.86%

Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On March 31, 1997, United Vanguard Fund, Inc. had net assets totaling $1,271,491,709 invested in a diversified portfolio of:

   70.72%   Common Stocks
   27.91%   Cash and Cash Equivalents
    1.37%   Preferred Stock
As a shareholder of United Vanguard Fund, Inc., for every $100 you had invested on March 31, 1997, your Fund owned:

 $27.91  Cash and Cash Equivalents
  25.57  Manufacturing Stocks
  15.43  Finance, Insurance and Real Estate Stocks
  12.46  Services Stocks
   8.92  Transportation, Communication, Electric
           and Sanitary Services Stocks
   5.74  Wholesale and Retail Trade Stocks
   1.37  Preferred Stock
   1.33  Contract Construction Stocks
   1.27  Mining Stocks

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
MARCH 31, 1997

                                              Shares        Value

COMMON STOCKS
Business Services - 8.15%
 America Online, Inc.*  ..................   289,900     12,284,512
 CUC International Inc.*  ................ 1,200,000     27,000,000
 Cap Gemini Sogeti S.A. (A)*  ............   100,000      6,080,684
 Computer Associates International, Inc.     200,000      7,775,000
 First Data Corporation  .................   500,000     16,937,500
 Informix Corporation*  ..................   196,400      2,958,177
 Manpower Inc.  ..........................   220,000      7,920,000
 Microsoft Corporation*  .................   100,000      9,168,700
 Parametric Technology Corporation*  .....   300,000     13,518,600
   Total .................................              103,643,173

Chemicals and Allied Products - 11.46%
 American Home Products Corporation  .....   250,000     15,000,000
 Amgen Inc.*  ............................   350,000     19,600,000
 Biogen, Inc.*  ..........................   200,000      7,500,000
 Merck & Co., Inc.  ......................   350,000     29,487,500
 Novartis AG (A)* ........................    23,467     29,135,949
 Pfizer Inc.  ............................   375,000     31,546,875
 Praxair, Inc.  ..........................   300,000     13,462,500
   Total .................................              145,732,824

Communication - 6.06%
 AirTouch Communications*  ...............   600,000     13,800,000
 Evergreen Media Corporation, Class A*  ..   152,000      4,436,424
 Nokia Corporation, Series K (A)  ........   200,000     11,935,516
 SBC Communications Inc.  ................   400,000     21,050,000
 360 Communications Company*  ............   700,000     12,075,000
 WorldCom Inc.*  .........................   630,000     13,820,310
   Total .................................               77,117,250

Depository Institutions - 5.77%
 BankAmerica Corporation  ................   100,000     10,075,000
 Credit Suisse Group, Registered Shares (A)  200,000     24,025,026
 HSBC Holdings Plc (A)  ..................   827,617     19,225,049
 Wells Fargo & Company  ..................    70,400     20,002,400
   Total .................................               73,327,475

Electric, Gas and Sanitary Services - 2.34%
 Compagnie Generale des Eaux (A)  ........    58,000      7,902,752
 Sonat Inc.  .............................   400,000     21,800,000
   Total .................................               29,702,752


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
MARCH 31, 1997
                                              Shares        Value

COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 3.14%
 Ascend Communications, Inc.*  ...........   250,000 $   10,203,000
 Emerson Electric Co.  ...................   350,000     15,750,000
 Intel Corporation  ......................   100,000     13,906,200
   Total .................................               39,859,200

General Merchandise Stores - 2.72%
 May Department Stores Company (The)  ....   300,000     13,650,000
 Wal-Mart Stores, Inc.  ..................   750,000     20,906,250
   Total .................................               34,556,250

Health Services - 1.89%
 Columbia/HCA Healthcare Corporation  ....   350,000     11,768,750
 Tenet Healthcare Corporation*  ..........   500,000     12,312,500
   Total .................................               24,081,250

Industrial Machinery and Equipment - 1.75%
 Applied Materials, Inc.*  ...............   229,000     10,605,448
 cisco Systems, Inc.*  ...................   100,000      4,818,700
 Cooper Cameron Corporation*  ............   100,000      6,850,000
   Total .................................               22,274,148

Instruments and Related Products - 2.38%
 General Motors Corporation, Class H  ....   250,000     13,562,500
 SMH Swiss Corporation (A)  ..............    30,000     16,684,046
   Total .................................               30,246,546

Insurance Carriers - 4.11%
 American International Group, Inc.  .....   200,000     23,475,000
 MBIA Inc.  ..............................   300,300     28,791,262
   Total .................................               52,266,262

Motion Pictures - 2.42%
 News Corporation Limited  ...............   900,000     16,200,000
 Walt Disney Company (The)  ..............   200,000     14,600,000
   Total .................................               30,800,000

Nondepository Institutions - 5.55%
 Federal Home Loan Mortgage Corporation  . 1,000,000     27,250,000
 Fannie Mae  ............................. 1,200,000     43,350,000
   Total .................................               70,600,000

Oil and Gas Extraction - 1.27%
 Schlumberger Limited  ...................   150,000   16,087,500

Paper and Allied Products - 0.61%
 International Paper Company  ............   200,000      7,775,000

Petroleum and Coal Products - 2.75%
 Royal Dutch Petroleum Company  ..........   200,000     35,000,000

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
MARCH 31, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Primary Metal Industries - 1.46%
 Aluminum Company of America  ............   175,000     11,900,000
 British Steel plc, ADR  .................   250,000      6,656,250
   Total .................................               18,556,250

Special Trade Contractors - 1.33%
 Telefonaktiebolaget LM Ericsson, ADR,
   Class B ...............................   500,000     16,906,000

Transportation by Air - 0.52%
 Southwest Airlines Co.  .................   300,000      6,637,500

Transportation Equipment - 2.02%
 Boeing Company (The)  ...................   260,000     25,642,500

Wholesale Trade - Durable Goods - 1.88%
 Johnson & Johnson  ......................   450,000     23,850,000

Wholesale Trade - Nondurable Goods - 1.14%
 Gillette Company (The)  .................   200,000     14,525,000

TOTAL COMMON STOCKS - 70.72%                         $  899,186,880
 (Cost: $739,289,498)


PREFERRED STOCK - 1.37%

Communication
 Telebras S.A., ADR  .....................   170,000 $   17,403,750
 (Cost: $15,691,510)
                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Auto Repair, Services and Parking - 0.97%
 PHH Corp.:
   5.34%, 4-16-97 ........................   $10,000      9,977,750
   5.52%, 4-16-97 ........................     2,320      2,314,664
   Total .................................               12,292,414

 Chemicals and Allied Products - 0.85%
 PPG Industries Inc.,
   5.31%, 4-8-97 .........................    10,755     10,743,895


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
MARCH 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Communication - 4.00%
 Bell Atlantic Financial Services Inc.:
   5.29%, 4-7-97 .........................  $ 21,000$    20,981,485
   5.31%, 4-17-97 ........................     4,330      4,319,781
 Dominion Resources Inc.:
   5.45%, 4-16-97 ........................     5,000      4,988,646
   5.51%, 5-5-97 .........................     7,430      7,391,335
 GTE Corporation,
   5.34%, 4-8-97..........................    13,190     13,176,304
   Total .................................               50,857,551

 Depository Institutions - 0.44%
 Creditanstalt Finance Inc.,
   5.3%, 4-3-97 ..........................     3,210      3,209,055
 Svenska Handelsbanken Inc.,
   5.32%, 4-16-97 ........................     1,560      1,556,542
 U.S. Bancorp,
   Master Note ...........................       757        757,000
   Total .................................                5,522,597

 Electric, Gas and Sanitary Services - 6.32%
 Carolina Power & Light Co.:
   5.3%, 4-10-97 .........................     1,600      1,597,880
   5.4%, 4-18-97 .........................     8,300      8,278,835
 Commonwealth Edison Co.:
   5.73%, 4-14-97 ........................     5,580      5,568,454
   5.52%, 4-17-97 ........................    26,280     26,215,526
 Pacific Gas & Electric Co.,
   5.31%, 4-21-97 ........................    17,955     17,902,033
 Western Resources Inc.:
   5.47%, 4-8-97 .........................     9,500      9,489,896
   5.52%, 4-11-97 ........................     7,385      7,373,676
   5.57%, 4-28-97 ........................     3,925      3,908,603
   Total..................................               80,334,903

 Electronic and Other Electric Equipment - 0.07%
 Whirlpool Corp.,
   5.4%, 4-7-97 ..........................       915        914,177

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
MARCH 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Food and Kindred Products - 1.62%
 ConAgra, Inc.,
   5.51%, 4-28-97.........................   $ 7,850   $  7,817,560
 General Mills, Inc.,
   Master Note ...........................     1,907      1,907,000
 Heinz (H.J.) Co.,
   5.25%, 4-4-97 .........................     6,220      6,217,279
 Hercules Inc.,
   5.4%, 4-17-97 .........................     4,620      4,608,912
   Total .................................               20,550,751

 Food Stores - 0.22%
 Albertson's Inc.,
   5.53%, 5-5-97 .........................     2,865      2,850,037

 Insurance Agents, Brokers and Service - 0.07%
 Aon Corp.,
   5.35%, 4-17-97 ........................       945        942,753

 Insurance Carriers - 1.76%
 Transamerica Finance Corporation:
   5.35%, 4-16-97 ........................    10,000      9,977,708
   5.3%, 4-24-97 .........................     4,505      4,489,747
   5.57%, 5-2-97 .........................     5,502      5,475,610
 USAA Capital Corp.,
   5.29%, 4-29-97 ........................     2,490      2,479,755
   Total .................................               22,422,820

 Nondepository Institutions - 3.75%
 Associates Corp. of North America,
   5.26%, 4-17-97 ........................    25,000     24,941,556
 Caterpillar Financial Services Corp.,
   5.31%, 5-7-97 .........................     4,710      4,684,990
 General Electric Capital Corp.,
   5.32%, 4-21-97 ........................     2,115      2,108,749
 Island Finance Puerto Rico Inc.,
   5.42%, 4-24-97 ........................     7,000      6,975,761
 Textron Financial Corp.,
   5.45%, 4-25-97 ........................     9,000      8,967,300
   Total .................................               47,678,356

 Personal Services - 0.23%
 Block Financial Corp.,
   5.47%, 4-18-97 ........................     2,900      2,892,509

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
MARCH 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Petroleum and Coal Products - 0.08%
 Kerr-McGee Credit Corp.,
   5.7%, 4-22-97..........................   $ 1,067   $  1,063,452

 Security and Commodity Brokers - 0.90%
 Merrill Lynch & Co., Inc.:
   5.27%, 4-8-97 .........................     9,500      9,490,265
   5.33%, 4-14-97 ........................     1,960      1,956,228
   Total .................................               11,446,493

 Textile Mill Products - 0.04%
 Sara Lee Corporation,
   Master Note ...........................       513        513,000

 Tobacco Products - 1.44%
 B.A.T. Capital Corp.,
   5.37%, 4-18-97 ........................    18,305     18,258,582

 Transportation Equipment - 1.89%
 Dana Credit Corp.:
   5.48%, 4-8-97 .........................    13,095     13,081,047
   5.47%, 4-29-97 ........................     4,065      4,047,706
 Echlin Inc.:
   5.31%, 4-14-97 ........................       360        359,310
   5.33%, 4-14-97 ........................     1,560      1,556,997
   5.38%, 4-25-97 ........................     5,045      5,026,905
   Total .................................               24,071,965

Total Commercial Paper - 24.65%                         313,356,255

Commercial Paper (backed by irrevocable
 bank letter of credit) - 0.32%
 Nondepository Institutions
 Hahn Issuing Corp. (Canadian Imperial
   Bank of Commerce),
   5.48%, 4-18-97 ........................     4,128      4,117,318

Municipal Obligation - 1.10%
 Indiana
 City of Whiting, Indiana, Industrial Sewage
   and Solid Waste Disposal Revenue Bonds
   (Amoco Oil Company Project), Taxable
   Series 1995, Adjustable Rate Note,
   5.37%, 5-2-97 .........................    14,000     14,000,000

TOTAL SHORT-TERM SECURITIES - 26.07%                 $  331,473,573
 (Cost: $331,473,573)
                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
MARCH 31, 1997

                                                            Value
TOTAL INVESTMENT SECURITIES - 98.16%                 $1,248,064,203
 (Cost: $1,086,454,581)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.84%        23,427,506

NET ASSETS - 100.00%                                 $1,271,491,709


Notes to Schedule of Investments
*No income dividends were paid during the preceding 12 months.

(A) Listed on an exchange outside the United States.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED VANGUARD FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997

Assets
 Investment securities -- at value
   (Notes 1 and 3) ................................. $1,248,064,203
 Cash   ............................................          3,679
 Receivables:
   Investment securities sold ......................     28,140,842
   Dividends and interest ..........................      1,097,375
   Fund shares sold ................................        638,296
 Prepaid insurance premium  ........................         30,118
                                                     --------------
    Total assets  ..................................  1,277,974,513
                                                     --------------
Liabilities
 Payable for Fund shares redeemed  .................      4,192,224
 Payable for investment securities purchased  ......      1,633,950
 Accrued service fee (Note 2)  .....................        405,603
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................        199,667
 Accrued accounting services fee (Note 2)  .........          8,333
 Accrued management fee (Note 2)  ..................         24,514
 Other  ............................................         18,513
                                                     --------------
    Total liabilities  .............................      6,482,804
                                                     --------------
      Total net assets ............................. $1,271,491,709
                                                     ==============

Net Assets
 $1.00 par value capital stock
   Capital stock ................................... $  167,832,202
   Additional paid-in capital ......................    823,194,320
 Accumulated undistributed income:
   Accumulated undistributed net investment
    income .........................................      4,270,979
   Accumulated undistributed net realized gain on
    investment transactions  .......................    114,584,279
   Net unrealized appreciation in value of
    investments ....................................    161,609,929
                                                     --------------
    Net assets applicable to outstanding
     units of capital  ............................. $1,271,491,709
                                                     ==============
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................          $7.58
 Class Y  ..........................................          $7.58
Capital shares outstanding
 Class A  ..........................................    167,244,115
 Class Y  ..........................................        588,087
Capital shares authorized ..........................    600,000,000


                   See notes to financial statements.

UNITED VANGUARD FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended MARCH 31, 1997

Investment Income
 Income(Note 1B):
   Interest and amortization .......................  $  8,934,338
   Dividends .......................................     4,472,217
                                                      ------------
    Total income  ..................................    13,406,555
                                                      ------------
 Expenses (Note 2):
   Investment management fee .......................     4,629,594
   Transfer agency and dividend disbursing - Class A     1,268,991
   Service fee - Class A ...........................     1,097,281
   Custodian fees ..................................        90,337
   Accounting services fee .........................        50,000
   Audit fees ......................................        18,548
   Legal fees ......................................         8,557
   Shareholder servicing - Class Y..................         3,397
   Other ...........................................       138,849
                                                      ------------
    Total expenses  ................................     7,305,554
                                                      ------------
      Net investment income ........................     6,101,001
                                                      ------------
Realized and Unrealized Gain (Loss) on
 Investments (Note 1 and 3)
 Realized net gain on securities  ..................   166,215,293
 Realized net gain on foreign currency
   transactions ....................................        25,536
                                                      ------------
   Realized net gain on investments ................   166,240,829
 Unrealized depreciation in value of investments
   during the period ...............................  (138,845,066)
                                                      ------------
    Net gain on investments  .......................    27,395,763
                                                      ------------
      Net increase in net assets resulting
       from operations  ............................  $ 33,496,764
                                                      ============


                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                       For the sixFor the fiscal
                                        months ended   year ended
                                          March 31, September 30,
                                             1997        1996
Increase (Decrease) in Net Assets       ------------ ------------
 Operations:
   Net investment income ............ $    6,101,001 $    4,600,019
   Realized net gain on investments .    166,240,829    146,213,063
   Unrealized depreciation ..........   (138,845,066) (104,771,885)
                                      -------------- --------------
    Net increase in net assets
      resulting from operations .....     33,496,764     46,041,197
                                      -------------- --------------
 Dividends to shareholders from (Note 1E):*
   Net investment income
    Class A  ........................     (5,809,454)    (5,362,420)
    Class Y  ........................        (25,886)      (18,377)
   Realized gains on securities
    transactions
    Class A  ........................   (197,521,025)   (64,486,580)
    Class Y  ........................       (690,293)     (115,078)
                                      -------------- --------------
                                        (204,046,658)   (69,982,455)
Capital share transactions:           -------------- --------------
   Proceeds from sale of shares:
    Class A (3,778,989 and 10,454,280
      shares, respectively) .........     31,006,978     89,257,617
    Class Y (109,378 and 575,709
      shares, respectively) .........        910,451      5,007,444
   Proceeds from reinvestment of dividends
    and/or capital gains distribution:
    Class A (26,800,323 and
      8,400,456 shares, respectively)    200,465,670     68,790,612
    Class Y (95,746 and 16,225
      shares, respectively) .........        716,179        133,455
   Payments for shares redeemed:
    Class A (10,476,843 and 15,014,137
      shares, respectively) .........    (85,522,036)  (128,046,129)
    Class Y (89,891 and 315,972
      shares, respectively) .........       (704,593)   (2,748,347)
                                      -------------- --------------
    Net increase in net assets
      resulting from capital
      share transactions ............    146,872,649     32,394,652
                                      -------------- --------------
      Total increase (decrease) .....    (23,677,245)     8,453,394
Net Assets
 Beginning of period  ...............  1,295,168,954  1,286,715,560
                                      -------------- --------------
 End of period, including undistributed
   net investment income of $4,270,979
   and $3,979,782, respectively ..... $1,271,491,709 $1,295,168,954
                                      ============== ==============
                 *See "Financial Highlights" on pages 15 - 16.
                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                    For the
                      six         For the fiscal year ended
                     months              September 30,
                     ended   ------------------------------------
                    3/31/97    1996   1995    1994   1993    1992
                    -------  ------ ------  ------ ------  ------
Net asset value,
 beginning of period  $8.77   $8.97  $7.73   $7.10  $6.03   $6.36
                      -----   -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........   0.04    0.03   0.07     .00    .04     .06
 Net realized and
   unrealized gain
   (loss) on
   investments......   0.17    0.26   1.82     .83   1.07   (0.10)
                      -----   -----  -----   -----  -----   -----
Total from investment
 operations ........   0.21    0.29   1.89     .83   1.11   (0.04)
                      -----   -----  -----   -----  -----   -----
Less distributions:
 Dividends from net
   investment
   income...........  (0.04)  (0.04) (0.03)  (0.02) (0.04)  (0.09)
 Distribution from
   capital gains....  (1.36)  (0.45) (0.62)  (0.18) (0.00)  (0.20)
                      -----   -----  -----   -----  -----   -----
Total distributions.  (1.40)  (0.49) (0.65)  (0.20) (0.04)  (0.29)
                      -----   -----  -----   -----  -----   -----
Net asset value,
 end of period .....  $7.58   $8.77  $8.97   $7.73  $7.10   $6.03
                      =====   =====  =====   =====  =====   =====
Total return*.......   2.61%   3.59% 26.82%  11.86% 18.38%  -0.58%
Net assets, end of
 period (000
 omitted)  .........$1,267,034$1,291,017$1,284,951$1,014,263$921,816  $843,978
Ratio of expenses
 to average net
 assets ............   1.11%** 1.09%  1.05%   1.05%  0.97%   0.96%
Ratio of net
 investment income
 to average net
 assets ............   0.93%** 0.36%  0.87%   0.04%  0.50%   0.96%
Portfolio
 turnover rate .....  47.83%  57.10% 30.01%  36.70% 62.12%  84.82%
Average commission
 rate paid .........  $0.0680 $0.0347
  *Total return calculated without taking into account the sales load deducted on an initial purchase.
 **Annualized.
                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                    For the        For the        For the
                        six         fiscal         period
                     months           year        from 9/8/95*
                      ended          ended        through
                    3/31/97        9/30/96        9/30/95
                   --------        --------       --------
Net asset value,
 beginning of period  $8.78          $8.97          $9.05
                      -----          -----          -----
Income from investment
 operations:
 Net investment
   income ..........   0.05           0.07           0.00
 Net realized and
   unrealized gain
   (loss) on
   investments......   0.16           0.24          (0.08)
                      -----          -----          -----
Total from investment
 operations ........   0.21           0.31          (0.08)
                      -----          -----          -----
Less distributions:
 Dividends from net
   investment
   income...........  (0.05)         (0.05)         (0.00)
 Distribution from
   capital gains....  (1.36)         (0.45)         (0.00)
                      -----          -----          -----
Total distributions.  (1.41)         (0.50)         (0.00)
                      -----          -----          -----
Net asset value,
 end of period .....  $7.58          $8.78          $8.97
                      =====          =====          =====
Total return .......   2.62%          3.80%         -0.88%
Net assets, end of
 period (000
 omitted)  ......... $4,458         $4,152         $1,765
Ratio of expenses
   to average net
   assets...........   0.90%**        0.91%          0.00%
Ratio of net
 investment income
 to average net
 assets ............   1.14%**        0.69%          0.00%
Portfolio
 turnover rate .....  47.83%         57.10%         30.01%**
Average commission
 rate paid .........  $0.0680        $0.0347
  *Commencement of operations.
 **Annualized.
                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997

NOTE 1 -- Significant Accounting Policies


     United Vanguard Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is appreciation through a diversified holding of securities issued primarily by companies that the Fund's investment manager believes have appreciation possibilities and through proper timing of purchases and sales of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations system) which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $15.0 billion of combined net assets at March 31, 1997) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and
 .36% of that amount over $12 billion.  The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                   Average
                Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $1,184,746, out of which W&R paid sales commissions of $663,493 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.
     Under a Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $27,322, which are included in other expenses.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $467,231,213 while proceeds from maturities and sales aggregated $613,452,050. Purchases of short-term securities aggregated $1,916,431,136 while proceeds from maturities and sales aggregated $1,853,321,317.

     For Federal income tax purposes, cost of investments owned at March 31, 1997 was $1,086,454,581, resulting in net unrealized appreciation of $161,609,622, of which $186,588,696 related to appreciated securities and $24,979,074 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $146,572,520 during its fiscal year ended September 30, 1996, of which a portion was paid to shareholders during the period ended September 30, 1996. Remaining net capital gains were distributed to the Fund's shareholders.

NOTE 5 -- Multiclass Operations

  On August 15, 1995, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each Class of shares based on the value of relative net assets as of the beginning of the day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Vanguard Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Vanguard Fund, Inc. (the
``Fund'      '), as of March 31, 1997, the  related statements of operations and changes in  net  assets for  the  six-month period  then  ended, and  the
financial  highlights  for  the  six-month  period  then  ended.    These
financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The financial statements and the financial highlights of the Fund for each of the periods presented in the five-year period ended September
30, 1996 were audited by other auditors whose report, dated November 8, 1996, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the United Vanguard Fund, Inc. as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the six-month period then ended in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
May 7, 1997

DIRECTORS

Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
Dodds I. Buchanan, Boulder, Colorado
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
William L. Rogers, Los Angeles, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona


OFFICERS

Keith A. Tucker, President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary
Carl E. Sturgeon, Vice President
James D. Wineland, Vice President








To all IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.





















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com

NUR1005SA(3-97)

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